                                                                   EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
     PURSUANT TO RULE 13A-14(A) OR RULE 15D-14(A) AND 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of The Meridian Resource Corporation (the "Company") for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Joseph A. Reeves, Jr., Chief Executive Officer of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Date:    August 14, 2003

                                       /s/ Joseph A. Reeves, Jr.
                                       ----------------------------------------
                                       Joseph A. Reeves, Jr.
                                       Chief Executive Officer


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